SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 24, 2003
Date of Report (Date of earliest event reported)

N2H2, INC.
(Exact Name of Registrant as Specified in Charter)

Washington (State or Other Jurisdiction of Incorporation)	0-26825 (Commission File No.)	91-1686754 (IRS Employer Identification No.)

900 Fourth Avenue, Suite 3600, Seattle, WA		98164
(Address of Principal Executive Offices)		(Zip Code)

(206) 336-1501 (Registrant’s Telephone Number, Including Area Code)

None (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits

99.1 Press Release dated April 24, 2003

Item 9.  Regulation FD Disclosure and Disclosure Under Item 12

The following information, which is required to be furnished under Item 12, “Results and Operations of Financial Condition,” is being furnished under Item 9, “Regulation FD Disclosure,” in accordance with Securities and Exchange Commission Release No. 33-8216.

On April 24, 2003, N2H2, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2003.  A copy of the press release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

N2H2, INC.

Dated: April 24, 2003	By:	/s/ J. Paul Quinn
J. Paul Quinn
Vice President — Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated April 24, 2003